ASSET PURCHASE AGREEMENT



         THIS ASSET PURCHASE AGREEMENT is entered into on this ____ day of January, 1998, by and between VERMONT PURE SPRINGS, INC. (VPS) a Delaware corporation with its principal place of business in Randolph, Vermont ("BUYER") and SAGAMON SPRING WATER OF VERMONT, INC. (SSW), a Vermont corporation with its principal place of business Rutland, Vermont ("SELLER").

                                    RECITALS

         WHEREAS, VPS is a company engaged in the bottling and sale of natural spring water with its manufacturing facility and principal place of business in Randolph Center, VT and

         WHEREAS, SSW is a company, engaged in the bottling and sale of water with its principal place of business in Rutland, VT, and

         WHEREAS, both Parties desire to enter into agreements by which VPS shall (I) purchase the business of SSW related to bottled water, bottling equipments and springwater development, springwater withdrawal rights and other assets listed on Exhibit A.

         NOW THEREFORE, in consideration of the mutual promises contained herein, the parties agree as follows:

1. ASSETS

         1.1. Asset Purchase and Sale. Seller and Buyer mutually agree for the Seller to sell, convey, transfer, assign and deliver to Buyer and Buyer to purchase substantially all of the property of Seller, wherever located, tangible and intangible, consisting of the following assets: vehicles, bottling equipment, spring properties, trademarks and other intellectual property, purchase orders, customer lists, and goodwill. (The assets being purchased and sold hereunder are sometimes referred collectively as "Assets" and are identified in Exhibit "A"). Assets of Seller not on the list are being retained by Seller.

         1.2. Bill of Sale. Title to the Assets will be conveyed to Buyer by Seller pursuant to a Bill of Sale, free and clear of all liens and encumbrances except purchase money financing liens as described in Paragraph 2. The form of the Bill of Sale shall be approved by Buyer's counsel prior to the closing Date (as hereinafter defined).





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2.  PURCHASE PRICE

         2.1      Purchase Price:  $275,000, provided that:

                  (I) $170,000.00 of the Purchase Price to be paid in cash at closing.

                  (ii) Buyer will pay Seller compensation for goodwill of the Company of $8000.00 per year for five (5) years with the first payment due on the signing of this agreement;

                  (iii) the issuance of a Note by Buyer to Seller in the amount of $65,000.00 for a term of five (5) years at the prime rate of interest as amended from time to time by Chase Manhattan, N.A. with equal payments of principal and interest based on a 5 year amortization schedule. The Note will be secured by a grant of a security interest in the assets acquired including equipment, contract rights, inventory, accounts receivable, insurance proceeds, and all tangible and intangible property and any replacement of said assets that is the subject of this Agreement and a collateral assignment of the lease for mineral rights currently granted by Glen W. Merrill and Glen D. Merrill to Seller, which leasehold interest is being transferred to Buyer in accordance with the terms and conditions of this agreement;

                  (iv) Fred Beauchamp and Jim Creed, officers and employees of Seller, shall enter into with the Company (I) a non-compete agreement for five
(5) years.

3. EXCLUDED SECURITIES AND LIABILITIES

         3.1 It is agreed and understood that this is a purchase and sale of assets (with limited assumption of certain operating liabilities). The securities of the Seller are expressly excluded from this transaction. All liabilities not enumerated in Schedule B, including without limitation, Utility, Taxing Authority and Employment Claims are expressly excluded.

4. CONDUCT OF BUSINESS AND CONDITION OF PREMISES

                               PENDING SETTLEMENT

         4.1      Prior to the Settlement:

                  4.1.1. The business of Seller will be conducted only in the ordinary course, in accordance with all laws and regulations of the township, state, and federal governments, and Seller shall not violate the terms of any existing leases or contracts.

                  4.1.2. Seller will continue to operate the business in the manner heretofore operated by Seller. Until Settlement date, a representative of the Buyer shall have the right, during normal business hours, to visit the Seller's place of business to examine Seller's books and records and to observe the operation of the business.

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                  4.1.3.  Seller  will keep all of the assets  and the  Premises fully insured against any loss, either by fire, other casualty or theft until the time of settlement.


                  4.1.4. SSW will use their best efforts to preserve SSW's organization. to keep available the services of employees, and to preserve friendly relations with its customers and trade creditor. Company shall make no representation or promises with employees about future employment but Buyer will consider existing employees for resumption of duties as appropriate.


                  4.1.5 In the event that prior to the date of Closing, the Assets shall be totally or substantially lost or damages by fire or any other casualty, the Buyer shall have the option to terminate this agreement or waive the diminution in value and close under this Agreement buying the Assets "as is", in which latter event it shall be entitled to treat the proceeds of any insurance paid to Seller by reason of such loss or damage (excepting insurance for lost profits, if any), as a payment on the purchase price or the Buyer shall have the right to all insurance proceeds to apply the funds to repair and/or to reconstruct the Assets.

5. SETTLEMENT

         5.1 ("Settlement") shall take place on or before June 30, 1997 and on the date and time set forth by written notice from the Buyer to the Seller at least ten (10) days in advance thereto.


         5.2 Settlement shall be held in Rutland, VT or such other local place as Seller and Buyer shall agree.

         5.3      Time shall be of the essence of this Agreement.

         5.4 Any closing adjustments shall be apportioned pro rata as of the date of Settlement.

6.       BULK SALES ACT.

         6.1 Buyer and Seller waive compliance with the applicable Bulk Sales Act. Seller and its majority shareholder shall indemnify and hold Buyer harmless for any loss to Buyer arising out of such non-compliance . Seller will execute and deliver, at closing, an indemnification agreement in accordance with this Paragraph.

7.       SELLER'S WARRANTIES.

         7.1 The Seller represents and warrants to Buyer that as of the date of this Agreement and as of the date of the Settlement, that:


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                  7.1.1 The Seller is a corporation  duly organized and existing in good standing under the laws of the State of Vermont with the corporate power to own its assets and carry on its business as is now being conducted.


                  7.1.2 Seller has good and marketable title and the right of sole possession and control of all the assets being sold pursuant to this Agreement, and that such assets at the time of Settlement will not be subject to any mortgages, pledges, liens, encumbrances, security interest, or charges, except as described in Paragraph II (iv).

         7.2 The Seller represents that to the best of the Seller's knowledge, information and belief:

                  7.2.1 The Seller is in compliance with all applicable laws, ordinances, rules, regulations, and requirements of all governmental authorities having jurisdiction thereof, and that Seller has complied with all laws, municipal ordinances, and regulations of all governmental authorities having jurisdiction thereof, and that Seller has complied with all laws, municipal ordinances, and regulations applicable to Seller and in the ownership of the assets and the business hereunder.

                  7.2.2 There are no actions, suits, or proceedings pending or threatened against Sellers, either at law or in equity, brought by any federal, state, or municipal or other governmental agency, department, board, bureau, or other instrumentality.

                  7.2.3 All federal, state, and local tax returns required to be filed have been filed, all deficiencies proposed have either been paid or settled or are included in an account for accrued taxes; all withholding, unemployment, social security, excise interest have been paid or will be paid by Seller after Settlement from funds set aside at Settlement.

                  7.2.4 All financial information provided to the Buyer is accurate and in accordance with the books and records of the Company, and fairly represents the financial condition, assets and liabilities of the Company.

                  7.2.5 Neither Seller nor any direct or indirect shareholder thereof has made any agreement or taken any action which might cause anyone to become entitled to a broker's fee or commission.

         7.3 If Seller obtains any knowledge or information between the date hereof and Settlement, making or indicating that any of the aforesaid warranties or representations are no longer true, or indication that any of the representations and conditions set forth in this Section VII hereof are not true and cannot be made true by the Seller by the time of Settlement, or will no longer be true as of the date of Settlement, Seller will promptly notify Buyer of such change in circumstances.

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8.       CONDITIONS PRECEDENT

         All obligations of the Buyer under this Agreement are subject to fulfillment, prior to or at Settlement, of each of the following conditions:

         8.1 Due Diligence. Buyer has been afforded the opportunity to conduct due diligence on the business and operations of the Seller and is satisfied, in its reasonable discretion, that the business is as represented to VPS prior to entering into this Asset Purchase Agreement.

         8.2 Representation and Warranties. The representations and warranties of Seller contained in this Agreement being true at the time of Settlement as though such representations and warranties were made at such time.

         8.3 Compliance with Agreement. Seller shall have performed and complied with all agreements and conditions required by this Agreement to be performed or complied with by prior to or at closing.

         8.4 Opinion of counsel. Seller shall have delivered to Buyer, in form and content satisfactory to Buyer's counsel, an opinion of its counsel issued to Buyer to the effect that:

                  8.4.1 Seller has been duly incorporated and is existing as a corporation in good standing under the laws of the State of Vermont.

                  8.4.2 This transaction and its terms do not violate any provisions of Seller's Articles of Incorporation or Bylaws;

                  8.4.3 Seller has taken all shareholder, director and other actions necessary to authorize the transactions contemplated by the parties hereto;

                  8.4.4 Seller has the authority to carry on the business presently being conducted by Company;

                  8.4.5 Seller has full power and authority to sell, assign and transfer the Assets sold pursuant to this Agreement.

         8.5 Documentation. Negotiation and preparation of definitive documents, including all collateral documents, governing the transactions contemplated herein under terms and conditions acceptable to Buyer's and Seller's counsel.

         8.6 Financing. Buyer obtains financing for the purchase of assets herein described on terms acceptable to the Buyer.

         8.7 Seller's Shareholder Approval. Seller shall have obtained the necessary Shareholder
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approval for this transaction.

         8.8 Non-Compete Agreement. Fred Beauchamp and Jim Creed shall execute and deliver at Closing the Non-Compete Agreements attached as Exhibits "C"and "D".

         8.9 Water Rights. Successful negotiation and preparation of definitive documents, including all collateral documents, governing the transfer and renegotiation of water withdrawal rights contained in an agreement by and between Seller and Glenn W. Merrill under terms and conditions acceptable to Buyer and Buyer's counsel.


9.       NONDISCLOSURE OF CONFIDENTIAL INFORMATION

         9.1 Seller and its directors, shall not, during the term of this Agreement or at any time for a period of two years following closing, unless authorized to do so in writing by the Buyer, directly or indirectly disclose or permit to be known to, or used for the benefit of, any person, corporation or other entity (outside of the employ of the Company), or itself, any confidential information. For the purposes of this Section IX, the term confidential information shall include, but not be limited to, confidential or proprietary knowledge or information with respect to the conduct or details of the Seller's business including, but not limited to, lists of customers of the Buyer's business, pricing strategies, or marketing methods. Confidential information does not include matters which are generally known outside of the Buyer, public knowledge or in the public domain.

         9.2 All confidential information described in Section IX (A) shall be the exclusive property of the Buyer, and Seller shall use its best efforts to prevent any publication or disclosure thereof.

         9.3 The provisions of this Section IX shall survive the closing and shall continue for a period of two years.

10.      RESTRICTIVE COVENANT

         In order to protect the Buyer in its full beneficial use and enjoyment of the goodwill, assets, business relationships, marketing techniques and other know-how acquired as a result of this Agreement, for a period of five (5) years after the closing of this Agreement, Seller, including its officers and directors will not, within the United States of America, directly or indirectly compete with the Buyer in the bottling of home/office water, and will not either
(I) solicit any persons or entities known to be customers of the Buyer to purchase any of the aforementioned products; or (ii) solicit or induce any employee of the Buyer to leave such employment to take a position with Seller or with any company for which any officer or director then works. During the aforesaid period, Seller shall not make any statements or commit any acts (including contacting any of the Buyer's customers that would in any way be tortiously injurious or detrimental to the

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Company's image, business or customer relations.  The provisions of this Section
X shall survive the termination, for any reason, of this Agreement and shall continue for the two year period contemplated by this Section X.

11.       GOVERNING LAW

         This  Agreement  shall  be  construed,   interpreted  and  enforced  in
accordance with the laws of the State of Vermont.




12.      TERMS SEVERABLE

         In the event that any term or provision hereof or the application thereof to persons or circumstances shall to any extent be invalid or unenforceable, then the remainder of this Agreement shall not be affected thereby and each term or provision hereof shall be valid and enforced to the fullest extent permitted by law.

12.      SURVIVAL OF TERMS

                  The terms of this Agreement, including but not limited to the warranties, representations and covenants made by the parties hereto, shall survive for a period of one (1) year from the Closing Date and the Seller shall remain liable for any deficiency arising from any breach of the same.

13.      FORCE MAJEURE

                  The failure of or delay in compliance with any of the terms and conditions of this Agreement by either party shall be excused if said failure or delay is due to an Act of God, fire, flood, strike, labor dispute, accident, act of government or any similar cause beyond the reasonable control of said party.

14.      ENTIRE AGREEMENT

         This  Agreement,  including the  Preambles,  and any other  document or exhibit incorporated herein by reference sets forth the entire understanding of the parties. It shall not be changed or terminated orally. This Agreement may be executed in one or more counterparts each of which shall be deemed an original but all of which together shall constitute one and the same document.

15.      NOTICE

Notices required under this Agreement shall be in writing sent by certified mail and facsimile to the representatives of the parties as follows:

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                  Vermont Pure Springs, Inc.
                  Route 66
                  Randolph Center, VT 05061
                  Attn:  Timothy G. Fallon
                  Facsimile (802) 728-4814
With Copy to:
                  Kevin F. Berry, Esquire
                  Ledgewood Law Firm
                  1521 Locust Street
                  Philadelphia, PA 19102
                  Facsimile:  (215) 735-2513
To Seller:
                  Sagamon Spring Water of Vermont
                  P.O. Box 907
                  Rutland, VT 05701
                  Attention: Fred Beauchamp and Jim Creed

         IN WITNESS WHEREOF, the parties hereto have executed this agreement as of the day, month and year first written above.


WITNESS:                                             VERMONT PURE SPRINGS, INC.

______________________              By:_____________________________

                                    Name:___________________________

                                    Title:__________________________



                                                       SAGAMON SPRING WATER
                                                       OF VERMONT, INC

WITNESS:
_______________________             By:___________________________

                                    Name:_________________________

                                    Title:________________________


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                                                     Exhibit A
List of Assets
                                                     Exhibit B
Liabilities assumed
                                                     Exhibit C
Non-compete of Fred Beauchamp
                                                     Exhibit D
Non-compete of Jim Creed



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